UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 9, 2011
PRIMUS GUARANTY, LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-32307	98-0402357

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Clarendon House 2 Church Street Hamilton HM 11, Bermuda

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 441-296-0519
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
(a) On August 9, 2011, Primus Guaranty, Ltd. (the “Registrant”) issued a press release announcing operating results for the quarter ended June 30, 2011 as well as posted on its Web site a letter to shareholders from the Registrant’s Chief Executive Officer discussing the Registrant’s performance and other issues. A copy of the press release is furnished as Exhibit 99.1 and a copy of the letter to shareholders is furnished as Exhibit 99.2 to this Current Report. These exhibits shall not be deemed to be “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing by the Registrant under the U.S. Securities Act of 1933, as amended.
Statements in the press release and the letter referred to above that are not historical facts are forward-looking and based on management’s projections, assumptions and estimates; actual results may vary materially. Forward-looking statements are subject to certain risks and uncertainties, which may change over time and which include but are not limited to: fluctuations in the economic, credit, interest rate or foreign currency environment in the United States and abroad; the level of activity within the national and international credit and capital markets; changes and volatility in pricing levels; changes in ratings agency ratings requirements or methodology; counterparty limits and risks; legislative, industry and regulatory developments, including changes in accounting principles; the extent and timing of any share or debt repurchases; changes in tax laws; changes and volatility in national or international political, economic or industry markets or conditions; terrorist activities, international hostilities, and natural disasters, which may adversely affect the general economy, domestic or international financial and capital markets or specific industries or companies; the effects of implementation of new or revised accounting pronouncements, and uncertainties that have not been identified at this time. Further factors concerning financial risks and results are contained in the Registrant’s Annual Report on Form 10-K and other reports filed with the U.S. Securities and Exchange Commission. Such statements identify important risk factors that could cause the Registrant’s actual results to differ materially from those expressed in any projected, estimated or forward-looking statements relating to the Registrant.
Consequently, all of the forward-looking statements made in the press release and the letter referred to above are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by the Registrant will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, the Registrant or its business or operations. The Registrant assumes no obligation to, and does not undertake to, update publicly any such forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.
(c) Exhibits.

Exhibit No.	Description

99.1	Press Release dated August 9, 2011 issued by the Registrant.
99.2	Letter to Shareholders dated August 9, 2011 from the Registrant’s Chief Executive Officer.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMUS GUARANTY, LTD.

By:	/S/ Vincent B. Tritto Vincent B. Tritto
General Counsel
(Duly Authorized Officer)
Date: August 9, 2011

Index to Exhibits

Exhibit No.	Description

99.1	Press Release dated August 9, 2011 issued by the Registrant.
99.2	Letter to Shareholders dated August 9, 2011 from the Registrant’s Chief Executive Officer.

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